SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 14, 2005

                       ALLIANCE DISTRIBUTORS HOLDING INC.
               (Exact name of Registrant as Specified in Charter)

         Delaware                       000-32319                 33-0851302
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(State of Other Jurisdiction            (Commission             (IRS Employer
 of Incorporation)                       FileNumber)         Identification No.)

                15-15 132nd Street, College Point, New York 11356
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (718) 747-1500
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 8.01         Other Events.

      On October 14, 2005 the Company issued a press release in the form attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

Exhibit No.                  Description

99.1                         Press Release dated October 14, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLIANCE DISTRIBUTORS HOLDING INC.

Date:    October 17, 2005                           By: /s/ Jay Gelman
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                                                    Name: Jay Gelman
                                                    Title: Chairman and
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.                                Description

99.1                                       Press Release dated October 14, 2005